U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 19, 2010

TBC GLOBAL NEWS NETWORK, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada	0-30448	20-0420885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 West Kentucky Avenue, Franklin, Kentucky	42134
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:  (270) 586-0280

________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2010, the Company entered into a Purchase and Sale Agreement (“Agreement”) with Sterling Yacht Sales, Inc. (“Sterling”), and it stockholders, Glenn W. McMachen, Sr., and Arlene McMachen.  Under the terms of this agreement, the Company is acquiring 100% of the issued and outstanding common stock of Sterling.  In return, the Company will issue restricted shares of Company common stock to Sterling’s stockholders in an aggregate amount resulting in an 82.5% ownership of the Company by those individuals.  The formal closing of this transaction will be the date that all conditions herein have been satisfied, including completion of the financial statements as specified in Item 9.01 below.

Other terms of this agreement include, but are not limited, to the following:

(a)  The Company’s board of directors shall nominate and elect Mr. McMachen to the board of directors and then all current Board members agree to then resign.  The current Board members shall then forfeit 50% of their current Company common stock holdings.

(b)  The loan, and any accompanying documents, in connection with inventory (i.e. certain vessels/yachts) shall remain in the names of Glenn McMachen and Arlene McMachen individually; however, the Company agrees to assume and will be responsible for making the required monthly payments of the principal balance of this loan until these vessels in inventory are sold.

(c)   Appoint two additional members to the Company Board of Directors within 150 days of the Closing, which persons will not include previous Company board members.

A Form 8-K will be filed when the transaction formally closes.

Sterling is a dealer/broker of vessels ranging in size from 30 feet and up.  The firm is currently licensed to broker vessels and is marketing several yachts ranging in size from 30 feet to 75 ft. though its sales force of experienced yacht brokers.  The company is focused on establishing East Coast distribution agreements with yacht manufacturers.  Its offices are located in Lighthouse Point, Florida.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Under the terms of the Agreement, on March 22, 2010 the former Board members, who resigned on March 19, 2010, each returned 50% of their current Company common stock holdings to the Company to be returned to treasury, as follows: John Fleming: 75,250,354 shares; Marty Schiff: 50,000,000 shares; and Mark Crist: 50,050,000 shares (a total of 175,750,354 returned to the Company).

On March 22, 2010, the Company also issued a total of 3,514,042,158 restricted shares of common stock to Glenn W. McMachen, Sr., and Arlene McMachen, one-half to each.  This common stock was valued at $3,514,042 ($0.001 per share) and was issued upon approval of the Company’s board of directors in connection with the Agreement.

On March 22, 2010, the Company issued a total of 325,000,000 restricted shares of common stock to three consultants for the Company for services valued at a total of $325,000 ($0.001 per share).  This common stock was issued upon approval of the Company’s board of directors for services rendered, and to be rendered, to the Company.

These issuances were undertaken under Rule 506 of Regulation D under the Securities Act of 1933.  That is, the transactions did not involve a public offering and the investor represented that he is a “sophisticated” investor as defined in Rule 502 of Regulation D.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

The Agreement described above in Item 1.01, as well as the issuance of the restricted shares of common stock described in Item 3.02 above, resulted in a change in control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 19, 2010, the date of the Agreement, Glenn W. McMachen, Sr.  was appointed to the Company’s board of directors.  There is no arrangement or understanding between the new director and any other persons, other than the Agreement, pursuant to which such director was selected as a director.  Immediately after this appointment, the following directors of the Company resigned: John Fleming (who was the sole audit committee member), Marty Schiff, and Mark Crist.

Mr. McMachen, age 45, is a yacht industry veteran with over 30 years of experience.  His career began in the family business where his father owned and operated the first Sea Ray dealer in the world.  Mr. McMachen worked to help build the family business, resulting in its eventual sale of the franchise in 2001.  Mr. McMachen started McMachen Yachts and Fairline Florida in 2003, which featured Fairline, Tiara and Jupiter vessels.  With offices in the Chesapeake Bay Area, and with headquarters in Florida, he was able to build the company so that it realized in excess of $70,000,000 in sales from 2003 through the end of 2009.  In January 2010, Mr. McMachen ended the relationship with Fairline and started Sterling Yacht Sales, Inc.  Mr. McMachen received his Bachelor of Science Degree in business from Northwood Institute, Midland, Michigan.

There are no current plans to appoint Mr. McMachen to any committee of the board of directors.  There have been no prior related party transactions between Mr. McMachen and the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements.

The Company has determined that the acquisition of the common stock and assets of Sterling Yacht Sales, Inc.. must comply with Rule 3.05 of Regulation S-X, and therefore audited financial statements will be furnished for the period from inception to date for this company.  These financial statements will be disclosed in an amended Form 8-K to be filed with 71 days from the date of filing of this Form 8-K.

(b)           Pro Forma Financial Information.

Pro forma financial information will be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.  This pro forma financial information will be disclosed in an amended Form 8-K to be filed with 71 days from the date of filing of this Form 8-K.

(d)           Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TBC Global News Network, Inc.

Dated: March 24, 2010	By:	/s/ Glenn W. McMachen, Sr.
Glenn W. McMachen, Sr., Director

EXHIBIT INDEX

Number	Description

10
Purchase and Sale Agreement between TBC Global News Network, Inc., on the one hand, and Sterling Yacht Sales, Inc., Glenn W. McMachen, Sr., and Arlene McMachen, on the other hand, dated March 19, 2010 (filed herewith).

4